Exhibit 10.2

AMENDED AND RESTATED PROMISSORY NOTE

$44,000,000.00	July 18, 2007

FOR VALUE RECEIVED, ALEXION MANUFACTURING LLC, a Delaware limited liability company (“Borrower”), promises to pay to iSTAR FINANCIAL INC., a Maryland corporation (“Holder”), or order, at 1114 Avenue of the Americas, 27th Floor, New York, New York 10036, or at such other place as Holder may from time to time in writing designate, in lawful money of the United States of America, the principal sum of up to FORTY-FOUR MILLION AND 00/100 DOLLARS ($44,000,000.00) or such other sum as may be the total amount outstanding pursuant to this Note (the “Loan”), payable at such rates and at such times as are provided in the “Loan Agreement” (as hereinafter defined).

Payments of both principal and interest are to be made in lawful money of the United States of America.

This Amended and Restated Promissory Note (this “Note”) amends and restates in its entirety that certain Promissory Note (the “Original Note”) dated as of July 11, 2006 in the original principal amount of $26,000,000 payable to the order of Holder and is executed and delivered by Borrower to Holder pursuant to that certain First Amendment to Loan Agreement and Other Loan Documents of even date herewith executed by Borrower and Holder (the “Modification Agreement”). Borrower and Holder have agreed to amend and restate the Original Note as hereinafter provided.

This Note evidences Indebtedness incurred under, and is subject to the terms and provisions of, that certain Loan and Security Agreement, dated as of July 11, 2006, by and between Borrower and Holder as amended by the Modification Agreement (collectively, as the same may be further amended, modified or supplemented from time to time, collectively, the “Loan Agreement”). The Loan Agreement, to which reference is hereby made, sets forth said terms and provisions, including those under which this Note may or must be paid prior to its due date or may have its due date accelerated or extended. The Loan Agreement also contains provisions for the payment of late charges and interest at the Default Rate, all as more specifically set forth therein. Repayment of the Indebtedness evidenced by this Note is secured by the Mortgage and the other Loan Documents referred to in the Loan Agreement, and reference is made thereto for a statement of terms and provisions.

Terms used but not otherwise defined herein are used herein as defined in the Loan Agreement.

This Note may only be prepaid in whole or in part in accordance with the terms of Section 2.4 of the Loan Agreement (or as otherwise expressly provided elsewhere in the Loan Agreement or the other Loan Documents). Any payments of the outstanding principal balance of the Loan evidenced by this Note, whether voluntary or involuntary, shall be accompanied by interest accrued to the date of prepayment and the Prepayment Premium, to the extent, if any, provided in Section 2.4 of the Loan Agreement (except to the extent any other provision of the

Loan Agreement expressly provides otherwise, including, without limitation, Section 2.2(C) of the Loan Agreement).

EXCEPT AS OTHERWISE EXPRESSLY PERMITTED IN THIS NOTE OR THE OTHER LOAN DOCUMENTS, BORROWER HEREBY EXPRESSLY (i) WAIVES ANY RIGHTS IT MAY HAVE UNDER LAW TO PREPAY THIS NOTE, IN WHOLE OR IN PART, WITHOUT PENALTY, UPON ACCELERATION OF THE MATURITY DATE, AND (ii) AGREES THAT IF, FOR ANY REASON, A PREPAYMENT OF ALL OR ANY PORTION OF THE PRINCIPAL AMOUNT OF THIS NOTE IS MADE, INCLUDING, WITHOUT LIMITATION, UPON OR FOLLOWING ANY ACCELERATION OF THE MATURITY DATE BY HOLDER ON ACCOUNT OF THE OCCURRENCE OF ANY EVENT OF DEFAULT, INCLUDING, WITHOUT LIMITATION, ANY TRANSFER, DISPOSITION, OR FURTHER ENCUMBRANCE PROHIBITED OR RESTRICTED BY THE LOAN AGREEMENT, THEN BORROWER SHALL BE OBLIGATED TO PAY CONCURRENTLY WITH SUCH PREPAYMENT THE PREPAYMENT PREMIUM TO THE EXTENT REQUIRED UNDER SECTION 2.4 OR ELSEWHERE IN THE LOAN AGREEMENT. BY INITIALING THIS PROVISION IN THE SPACE PROVIDED BELOW, BORROWER HEREBY DECLARES THAT (1) EACH OF THE MATTERS SET FORTH IN THIS PARAGRAPH IS TRUE AND CORRECT, (2) HOLDER’S AGREEMENT TO MAKE THE LOAN EVIDENCED BY THIS NOTE AT THE INTEREST RATES SET FORTH IN THE LOAN AGREEMENT AND FOR THE TERM SET FORTH IN THIS NOTE CONSTITUTES ADEQUATE CONSIDERATION FOR THIS WAIVER AND AGREEMENT, AND HAS BEEN GIVEN INDIVIDUAL WEIGHT BY BORROWER AND HOLDER, (3) BORROWER IS A SOPHISTICATED AND KNOWLEDGEABLE REAL ESTATE INVESTOR WITH COMPETENT AND INDEPENDENT LEGAL COUNSEL, AND (4) BORROWER FULLY UNDERSTANDS THE EFFECT OF THIS WAIVER AND AGREEMENT.

/s/ David W. Keiser
On behalf of the Borrower

The remedies of Holder, as provided in this Note, the Loan Agreement and the other Loan Documents, shall be cumulative and concurrent and may be pursued singularly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof. In any action, sale of collateral, or other proceedings to enforce this Note, the Loan Agreement or any other Loan Document, Holder need not file or produce the original of this Note, but only need file or produce a photocopy of this Note certified by Holder to be a true and correct copy of this Note.

In the event of any dispute, action or lawsuit regarding the terms hereof, subject to the provisions of the Loan Agreement, the prevailing party will have the right to recover from the other party all court costs and reasonable attorneys’ fees and disbursements incurred with respect thereto, in addition to all other applicable damages and costs.

BORROWER WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, DILIGENCE, PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF DEMAND, NOTICE OF PROTEST, NOTICE OF NONPAYMENT OR DISHONOR, NOTICE OF

INTENTION TO ACCELERATE, NOTICE OF ACCELERATION, PROTEST AND NOTICE OF PROTEST OF THIS NOTE, AND ALL OTHER NOTICES (OTHER THAN AS EXPRESSLY PROVIDED IN THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS) IN CONNECTION WITH THE DELIVERY, ACCEPTANCE, PERFORMANCE, DEFAULT OR ENFORCEMENT OF THE PAYMENT OF THIS NOTE. BORROWER FURTHER WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL VALUATION AND APPRAISEMENT PRIVILEGES, CLAIMS OF LACK OF DILIGENCE OR DELAYS IN COLLECTION OR ENFORCEMENT OF THIS NOTE, THE RELEASE OF ANY PARTY LIABLE, THE RELEASE OF ANY SECURITY FOR THE DEBT, THE TAKING OF ANY ADDITIONAL SECURITY AND ANY OTHER INDULGENCE OF FORBEARANCE.

Holder shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Holder, and then only to the extent specifically set forth in the writing. The acceptance by Holder of any payment hereunder which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing options at that time or at any subsequent time or nullify any prior exercise of any such option without the express consent of Holder, except as and to the extent otherwise provided by law. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

PURSUANT TO SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, HOLDER, BORROWER AND ANY GUARANTOR OF THIS NOTE AGREE THAT THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES OF AMERICA AND THE LAWS OF THE STATE OF NEW YORK. IN ACCORDANCE WITH SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, HOLDER, BORROWER AND ANY GUARANTOR HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS.

Whenever used, the singular number shall include the plural, the plural shall include the singular, and the words “Holder” and “Borrower” shall be deemed to include their respective heirs, executors, successors and assigns.

All notices which Holder or Borrower may be required or permitted to give hereunder shall be made in the same manner as set forth in Section 11.5 of the Loan Agreement.

In the event any one or more of the provisions hereof shall be invalid, illegal or unenforceable in any respect, the validity of the remaining provisions hereof shall be in no way affected, prejudiced or disturbed thereby.

Borrower acknowledges that Holder may, in its sole discretion, sell all or any part of its interest in the Loan evidenced by this Note, including, without limitation, for purposes of effecting a Securitization.

Notwithstanding anything to the contrary contained in this Note or any other Loan Documents, to the fullest extent permitted by applicable law, the Holder’s rights hereunder shall be reinstated and revived, and the enforceability of this Note and the other Loan Documents shall continue, with respect to any amount at any time paid on account of the Loan which thereafter shall be required to be restored by Holder pursuant to a court order or judgment (whether or not final or non-appealable), as though such amount had not been paid. The rights of Holder created or granted herein and the enforceability of the Loan Documents at all times shall, to the fullest extent permitted by applicable law, remain effective to cover the full amount of the Loan even though the Loan, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any other party and whether or not any other party shall have any personal liability with respect thereto.

Borrower and Holder, by acceptance of this Note, hereby agree that the Loan Documents supersede any prior oral or written agreements of the parties; without limiting the generality of the foregoing, in the event of conflict between the terms of this Note and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail.

Time is of the essence for the performance of each and every covenant of the parties hereunder or under the other Loan Documents. No excuse, delay, act of God, or other reason, whether or not within the control of Borrower or Holder (as the case may be), shall operate to defer, reduce or waive Borrower’s or Holder’s (as the case may be) performance of any such covenant or obligation.

This Note amends, restates and supersedes in its entirety the Original Note, and is made in substitution thereof and not in satisfaction thereof. This Note shall not be deemed to constitute a novation. Any reference to the “Note” in the Loan Documents shall be deemed to refer to this Amended and Restated Promissory Note.

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IN WITNESS WHEREOF, Borrower, intending to be legally bound hereby, has duly executed this Note the day and year first above written.

BORROWER:

ALEXION MANUFACTURING LLC, a Delaware limited liability company

By:	Alexion Pharmaceuticals, Inc., a Delaware corporation, its sole member

By:	/s/ David W. Keiser
Name:	David W. Keiser
Title:	President and Chief Operating Officer